UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jay Fitton
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2020

Date of reporting period: May 31, 2020

Item 1. Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website (www.jenseninvestment.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-992-4144 or by sending an e-mail request to funds@jenseninvestment.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-992-4144 or send an e-mail request to funds@jenseninvestment.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Letter from the Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Value Fund (the “Fund”)—Class J Shares—posted a return of 3.72% for the year ended May 31, 2020, compared to a return of -0.80% for the Russell 2500 Total Return Index (the “Index”). Please see pages 7 through 9 of this report for complete standardized performance information for the Fund.

Market Perspective
For most of the twelve months ended May 31, 2020, the U.S. economy continued to enjoy solid economic growth accompanied by low unemployment and moderate inflation. Markets reacted positively to expectations of an improving trade relationship between the U.S. and China and interest rate cuts from the U.S. Federal Reserve. However, beginning in late February, markets turned negative due to the looming COVID-19 pandemic, followed by high volatility as economic shutdowns across the globe roiled markets. By the end of May, the market recovered some of its losses on hopes of a quick economic recovery driven by heavy economic stimulus efforts.

Overall, we continue to be impressed by the underlying business performance of the companies in the Fund. The Fund seeks to hold high-quality businesses at reasonable prices. We believe that attention to valuation is critical and that investors in high quality, reasonably priced businesses should be rewarded over the long term.

Commentary on Results
For the fiscal year ended May 31, 2020, the Fund’s performance relative to the Index was aided by an underweight position in the Financials, Energy, and Real Estate sectors and an overweight to the Information Technology sector. Specific companies in the Consumer Staples, Materials, Industrials, Consumer Discretionary, and Real Estate sectors also contributed positively to performance.

Relative to the Index, the Fund’s cash position and its overweight in the Consumer Discretionary sector detracted from performance. At the company level, the Fund’s performance was negatively impacted by specific companies in the Information Technology and Health Care sectors. As of May 31, 2020, the Fund held 38 companies.

The top contributor to Fund performance for the fiscal year ended May 31, 2020 was Scotts Miracle-Gro, a manufacturer and marketer of lawn and garden products including fertilizers, grass seed, gardening tools, and greenhouse equipment. During the period, Scotts Miracle-Gro announced financial results that exceeded the expectations of many investors, primarily driven by strong consumer demand.

Scotts Miracle-Gro was selected for the Fund because of its compelling valuation at the time of purchase and its positive fundamental attributes, including strong brands, economies of scale, high barriers to entry, customer loyalty, and strong market share. Other notable companies that contributed positively to Fund performance were The Kroger Company, an operator of grocery and general merchandise stores, General Mills, a packaged foods company, Encompass Health, a provider of post-acute healthcare services, and Tractor Supply, a rural-lifestyle retailer of farm and garden equipment.

Annual Report	Jensen Quality Value Fund	1

The largest negative contributor to Fund performance for the fiscal year ended May 31, 2020 was Middleby Corporation, a designer and marketer of restaurant equipment and home appliances. The company’s stock underperformed primarily due to the impact of the COVID-19 pandemic on the restaurant sector.

Middleby was selected for the Fund for its attractive valuation at the time of purchase and its compelling fundamental attributes, which include strong free cash flow and margin gains, low capital intensity, diversified revenue sources, strong brands, and economies of scale. Other notable companies that weighed on relative performance included Omnicom Group, an advertising holding company, Teradata Corp, a provider of data analytics software, hardware, and consulting services, Cracker Barrel, a casual dining restaurant chain, and HanesBrands, an apparel company. These companies were arguably more severely impacted by the COVID-19 pandemic than other businesses.

The Jensen Outlook
The market environment remains volatile as investors worldwide attempt to assess the long-term impacts of the COVID-19 pandemic on global health and economic activity. Combine this with a vacuum of financial information from most public companies, and the outlook moving forward can, at best, be described as murky. Consequently, expectations for the second quarter of 2020 and the rest of the year have high uncertainty. We believe it likely that many companies will suffer considerable earnings declines in the second and third quarters of 2020, which may cause market volatility to continue.

In response to the domestic economic upheaval, the Federal Reserve and the U.S. Executive and Legislative branches have unleashed record levels of assistance by lowering the Federal Funds rate, committing to growing the balance sheet of the Federal Reserve, and substantial stimulus support for businesses and individuals in an effort to mitigate some of the economic damage. Nonetheless, in the face of the uncertain outlook and diminished sentiment, the equity markets may retest the lows seen in mid-March before the pandemic crisis subsides, depending primarily on the pace of the economic recovery.

In times of such ongoing market stress, we believe it is crucial to “know what you own” and concentrate on underlying long-term business attributes. Our research process focuses on competitive advantages, balance sheet strength, and free cash flow consistency, and provides a framework to know the companies in which we invest. We are confident that while the Fund companies are not immune to global stresses, they possess business models that have the potential to mitigate economic risk. Our goal has been and remains to produce strong long-term returns while minimizing the risk of permanent loss of capital.

Our near-term investment focus will be on information about our companies’ balance sheet strength and financial liquidity, top-line revenue expectations, and recent trends within a global economic shutdown. This will further shape our outlook for each business model and its prospects once the crisis passes and recovery in the global economy begins.

At Jensen, we prefer to focus on those companies which we believe can produce strong underlying business results, and we attempt to use short-term volatility as an opportunity to take advantage of pricing disconnects in the stocks of these companies. We believe companies with strong fundamentals, durable competitive advantages, and a history of growing free cash flow can “chart their own paths” and have the potential to outperform lower-quality businesses over time.

2	Jensen Quality Value Fund	Annual Report

Whatever happens moving forward, we believe that paying attention to important company fundamentals as discussed above helps manage risk, may provide a measure of capital protection in volatile markets, and offers the opportunity for long-term capital appreciation. We are tremendously grateful for the ongoing support of our firm and investment strategies from our partners and clients.

We invite you to seek additional information about the Jensen Quality Value Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Cordially,

The Jensen Quality Value Investment Team

This discussion and analysis of the Fund is as of May 31, 2020 and is subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report.

Mutual fund investing involves risk, and principal loss is possible. The Fund invests in mid- and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The Russell 2500 Total Return Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities. The index is unmanaged, and you cannot invest directly in an index.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Must be preceded or accompanied by a prospectus for the Jensen Quality Value Fund.

The Jensen Quality Value Fund is distributed by Quasar Distributors, LLC.

Annual Report	Jensen Quality Value Fund	3

Letter from the Investment Adviser

Dear Fellow Shareholders,
We are pleased to report the launch of the Jensen Global Quality Growth Fund (the “Fund”) on April 15, 2020. The Fund employs the same investment philosophy that Jensen has utilized since the firm’s inception more than 30 years ago with holdings derived from a select universe of companies that have produced a long-term record of consistently high returns on shareholder equity. We believe the launch of the Fund will help facilitate access to Jensen’s high conviction, long-term investment approach for those investors who seek a quality global equity exposure. While we acknowledge launching a new strategy during a global pandemic with its associated economic and market upheaval is not ideal, as long-term investors we are not unduly concerned: we believe the enduring strength of the global quality businesses in which the Fund invests will enable it to meet our investment goal to outperform the market net of fees over a full market cycle.

Fund Performance
For the period from the Fund’s launch (April 15, 2020) through the fiscal period ended May 31, 2020, the Fund—Class Y Shares—posted a return of 8.10%, compared to a return of 9.28% for the MSCI All Country World Index Net (the “Index”). Please see pages 11 through 13 of this report for complete standardized performance information for the Fund. During this period, the Fund management team invested the seed capital in initial positions as well as follow on investments in the Fund. The timing of the trades relative to fund flows resulted in a higher than expected cash balance, which acted as a headwind to the Fund’s relative performance to the Index.

The Jensen Outlook
The market environment remains volatile as investors worldwide attempt to assess the long-term impacts of the COVID-19 pandemic on global health and economic activity. Combined with a lack of financial information from most public companies, and the outlook moving forward can, at best, be described as opaque. Consequently, expectations for the second quarter of 2020 and the balance of the year are highly uncertain. We believe it likely that many companies will experience meaningful declines in their earnings for the remainder of 2020, which may cause market volatility to continue over the near-medium term.

In response to the global economic upheaval, global governments and central bank bodies have unleashed record levels of assistance by lowering interest rates, committing to growing their balance sheets, and substantial stimulus support for businesses and individuals in an effort to mitigate some of the economic damage. Nonetheless, in the face of the uncertain outlook and diminished sentiment, we believe global equity markets may retest the lows seen in mid-March before the pandemic crisis subsides, depending primarily on the pace of the economic recovery.

In times of such ongoing market stress, we believe it is crucial to “know what you own” and concentrate on underlying long-term business attributes. Our research process focuses on competitive advantages, balance sheet strength, and free cash flow consistency, and provides a framework to know the companies in which we invest. We are confident that while the Fund companies are not immune to global stresses, they possess business models that have the potential to mitigate economic risk. Our goal has been and remains to produce stable long-term returns while minimizing the risk of permanent loss of capital.

4	Jensen Global Quality Growth Fund	Annual Report

Our near-term investment emphasis is to focus on information about our companies’ balance sheet strength and financial liquidity, top-line revenue expectations, and recent trends affecting the global economic shutdown. This will further shape our outlook for each business model and their prospects once the crisis passes and recovery in the global economy begins.

At Jensen, we invest in those companies which we believe can produce reliable and sustainable business results. We attempt to use market volatility as an opportunity to take advantage of disconnects between the shareholder value generated by these companies and the price of their stocks. We believe companies with strong fundamentals, durable competitive advantages, and a history of growing free cash flow can “chart their own paths” and have the potential to outperform lower-quality businesses over time.

Whatever happens moving forward, we believe that paying attention to company fundamentals, as discussed above, helps manage risk, should provide a measure of capital protection in volatile markets, and offers the opportunity for long-term capital appreciation. We are tremendously grateful for the ongoing support of our firm and investment strategies from our partners and clients.

We invite you to seek additional information about the Jensen Global Quality Growth Fund at www.jenseninvestment.com where additional content, including updated holdings and prospectus information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Cordially,

The Jensen Global Quality Growth Investment Team

Annual Report	Jensen Global Quality Growth Fund	5

This discussion and analysis of the Fund is as of May 31, 2020 and is subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report.

Mutual fund investing involves risk, and principal loss is possible. The Fund invests in global large capitalization companies, which involve additional risks such as limited liquidity and greater volatility.

The MSCI All Country World Index Net is a market cap-weighted index that is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets. As of December 2019, it covers more than 3,000 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. The index is unmanaged, and you cannot invest directly in an index.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Return on Equity (ROE): Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Must be preceded or accompanied by a prospectus for the Jensen Global Quality Growth Fund.

The Jensen Global Quality Growth Fund is distributed by Quasar Distributors, LLC.

6	Jensen Global Quality Growth Fund	Annual Report

Jensen Quality Value Fund - Class J (Unaudited)

Total Returns vs. Russell 2500® Total Return Index

Average Annual Total Returns – For periods ended May 31, 2020 (Unaudited)	1 year	3 years	5 years	10 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class J	3.72%	4.84%	4.66%	9.30%	8.41%
Russell 2500® Total Return Index	-0.80%	3.95%	4.67%	10.32%	9.81%

The Russell 2500® Total Return Index is a market capitalization weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States-based listed equities.

The chart at the top of the page assumes an initial gross investment of $10,000 made on May 31, 2010. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Quality Value Fund	7

Jensen Quality Value Fund - Class I (Unaudited)

Total Returns vs. Russell 2500® Total Return Index

Average Annual Total Returns –	1 year	3 years	5 years	10 years	Since Inception
For periods ended May 31, 2020 (Unaudited)					(3/31/2010)
Jensen Quality Value Fund - Class I	3.88%	5.07%	4.86%	9.48%	8.60%
Russell 2500® Total Return Index	-0.80%	3.95%	4.67%	10.32%	9.81%

The Russell 2500® Total Return Index is a market capitalization weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States-based listed equities.

The chart at the top of the page assumes an initial gross investment of $250,000 made on May 31, 2010. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

8	Jensen Quality Value Fund	Annual Report

Jensen Quality Value Fund - Class Y (Unaudited)

Total Returns vs. Russell 2500® Total Return Index

Total Returns –	Since Inception
For the period ended May 31, 2020 (Unaudited)	(01/15/2020)
Jensen Quality Value Fund - Class Y	-9.24%
Russell 2500® Total Return Index	-14.57%

The Russell 2500® Total Return Index is a market capitalization weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States-based listed equities.

The chart at the top of the page assumes an initial gross investment of $1,000,000 made on January 15, 2020, the inception date for Class Y shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Quality Value Fund	9

Jensen Quality Value Fund

Investments by Sector as of May 31, 2020
(as a Percentage of Total Investments) (Unaudited)

10	Jensen Quality Value Fund	Annual Report

Jensen Global Quality Growth Fund - Class J (Unaudited)

Total Returns vs. MSCI All Country World Index Net (USD)

Total Returns –	Since Inception
For the period ended May 31, 2020 (Unaudited)	(4/15/2020)
Jensen Global Quality Growth Fund - Class J	8.10%
MSCI All Country World Index Net (USD)	9.28%

The MSCI All Country World Index Net (USD) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The chart at the top of the page assumes an initial gross investment of $10,000 made on April 15, 2020, the inception date for Class J shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Global Quality Growth Fund	11

Jensen Global Quality Growth Fund - Class I (Unaudited)

Total Returns vs. MSCI All Country World Index Net (USD)

Total Returns –	Since Inception
For the period ended May 31, 2020 (Unaudited)	(4/15/2020)
Jensen Global Quality Growth Fund - Class I	8.10%
MSCI All Country World Index Net (USD)	9.28%

The MSCI All Country World Index Net (USD) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The chart at the top of the page assumes an initial gross investment of $250,000 made on April 15, 2020, the inception date for Class I shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

12	Jensen Global Quality Growth Fund	Annual Report

Jensen Global Quality Growth Fund - Class Y (Unaudited)

Total Returns vs. MSCI All Country World Index Net (USD)

Total Returns –	Since Inception
For the period ended May 31, 2020 (Unaudited)	(4/15/2020)
Jensen Global Quality Growth Fund - Class Y	8.10%
MSCI All Country World Index Net (USD)	9.28%

The MSCI All Country World Index Net (USD) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The chart at the top of the page assumes an initial gross investment of $1,000,000 made on April 15, 2020, the inception date for Class Y shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Global Quality Growth Fund	13

Jensen Global Quality Growth Fund

Allocation of Portfolio Holdings as of May 31, 2020
(as a Percentage of Total Investments) (Unaudited)

14	Jensen Global Quality Growth Fund	Annual Report

Statements of Assets & Liabilities
May 31, 2020

	Jensen	Jensen
	Quality	Global Quality
Assets:	Value Fund	Growth Fund
Investments, at value (cost $41,482,767 and $1,786,525, respectively)	$44,287,421	$1,896,405
Dividend and interest income receivable	49,654	3,778
Receivable for capital stock issued	53,536	1,625
Receivable from Adviser	11,230	40,118
Other Assets	36,653	52,195
Total Assets	44,438,494	1,994,121

Liabilities:
Payable for capital stock redeemed	2,000	–
Payable for 12b-1 fees - Class J	1,341	93
Payable to Adviser for prepaid expenses	–	58,851
Payable to affiliates	19,834	24,993
Accrued expenses and other liabilities	28,675	22,388
Total Liabilities	51,850	106,325
Net Assets	$44,386,644	$1,887,796

Net Assets Consist of:
Capital stock	$42,169,794	$1,775,218
Total distributable earnings	2,216,850	112,578
Total Net Assets	$44,386,644	$1,887,796

Net Assets Consist of:
Class J Shares:
Net Assets	$6,569,153	$454,097
Shares of beneficial interest outstanding	539,834	42,016
Net Asset Value, Offering Price and Redemption Price Per
Share (unlimited number of shares authorized, $.001 par value)	$12.17	$10.81
Class I Shares:
Net Assets	$2,491,460	$227,440
Shares of beneficial interest outstanding	205,334	21,040
Net Asset Value, Offering Price and Redemption Price Per Share
(unlimited number of shares authorized, $.001 par value)	$12.13	$10.81
Class Y Shares:
Net Assets	$35,326,031	$1,206,259
Shares of beneficial interest outstanding	2,917,846	111,578
Net Asset Value, Offering Price and Redemption Price Per Share
(unlimited number of shares authorized, $.001 par value)	$12.11	$10.81

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	15

Jensen Quality Value Fund
Schedule of Investments
May 31, 2020

Common Stocks - 95.49%

shares	Air Freight & Logistics - 3.21%	value
18,670	Expeditors International of Washington, Inc.	$1,425,828

shares	Building Products - 3.69%	value
7,660	Lennox International, Inc.	$1,638,014

shares	Chemicals - 2.26%	value
7,020	Scotts Miracle-Gro Co.	$1,000,841

shares	Commercial Services & Supplies - 3.38%	value
11,750	Copart, Inc. (a)	$1,050,333
19,620	Herman Miller, Inc.	$451,652
		$1,501,985

shares	Communications Equipment - 2.20%	value
6,750	F5 Networks, Inc. (a)	$978,210

shares	Containers & Packaging - 3.83%	value
25,950	Crown Holdings, Inc. (a)	$1,697,909

shares	Distributors - 3.23%	value
17,200	Genuine Parts Co.	$1,434,652

shares	Electronic Equipment, Instruments & Components - 0.60%	value
2,770	Amphenol Corp. - Class A	$267,471

shares	Food & Staples Retailing - 1.64%	value
22,330	Kroger Co.	$728,405

shares	Food Products - 8.13%	value
18,480	Campbell Soup Co.	$942,110
24,600	General Mills, Inc.	$1,550,784
17,110	Kellogg Co.	$1,117,454
		$3,610,348

The accompanying notes are an integral part of these financial statements.

16	Jensen Quality Value Fund	Annual Report

Jensen Quality Value Fund
Schedule of Investments continued
May 31, 2020

shares	Health Care Equipment & Supplies - 6.13%	value
11,210	Hill-Rom Holdings, Inc.	$1,139,721
13,010	Varian Medical Systems, Inc. (a)	$1,579,284
		$2,719,005

shares	Health Care Providers & Services - 7.75%	value
24,800	Encompass Health Corp.	$1,816,599
9,260	Laboratory Corporation of America Holdings (a)	$1,623,463
		$3,440,062

shares	Household Products - 1.94%	value
11,480	Church & Dwight Co., Inc.	$861,804

shares	IT Services - 7.63%	value
15,020	Broadridge Financial Solutions, Inc.	$1,818,921
17,970	Paychex, Inc.	$1,298,872
13,480	Western Union Co.	$269,870
		$3,387,663

shares	Leisure Products - 2.15%	value
12,960	Hasbro, Inc.	$952,690

shares	Life Sciences Tools & Services - 2.00%	value
4,430	Waters Corp. (a)	$885,336

shares	Machinery - 3.25%	value
21,560	Donaldson Company, Inc.	$1,023,022
6,190	Middleby Corp. (a)	$421,539
		$1,444,561

shares	Media - 2.37%	value
19,170	Omnicom Group, Inc.	$1,050,324

shares	Professional Services - 3.41%	value
9,860	Equifax, Inc.	$1,514,102

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	17

Jensen Quality Value Fund
Schedule of Investments continued
May 31, 2020

shares	Real Estate Management & Development - 3.89%	value
39,210	CBRE Group, Inc. - Class A (a)	$1,724,456

shares	Road & Rail - 3.07%	value
11,730	Landstar System, Inc.	$1,363,730

shares	Semiconductors & Semiconductor Equipment - 4.06%	value
73,471	ON Semiconductor Corp. (a)	$1,211,537
6,420	Xilinx, Inc.	$590,319
		$1,801,856

shares	Software - 1.34%	value
27,710	Teradata Corp. (a)	$593,271

shares	Specialty Retail - 5.97%	value
15,550	Best Buy Company, Inc.	$1,214,300
11,770	Tractor Supply Co.	$1,436,174
		$2,650,474

shares	Technology Hardware, Storage & Peripherals - 1.39%	value
13,840	NetApp, Inc	$616,434

shares	Textiles, Apparel & Luxury Goods - 4.39%	value
13,520	Carter’s, Inc.	$1,161,503
58,330	Levi Strauss & Co. - Class A	$786,872
		$1,948,375

shares	Trading Companies & Distributors - 2.58%	value
3,700	WW Grainger, Inc.	$1,145,594

Total Common Stocks		value
(Cost $39,578,746)		$42,383,400

The accompanying notes are an integral part of these financial statements.

18	Jensen Quality Value Fund	Annual Report

Jensen Quality Value Fund
Schedule of Investments continued
May 31, 2020

Short-Term Investments - 4.29%

shares		value
1,904,021	First American Treasury Obligations Fund - Class X - 0.990% (b)	$1,904,021

Total Short-Term Investments		value
(Cost $1,904,021)		$1,904,021

Total Investments
(Cost $41,482,767) - 99.78%		$44,287,421
Other Assets in Excess of Liabilities - 0.22%		$99,223
TOTAL NET ASSETS - 100.00%		$44,386,644

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Seven day yield as of May 31, 2020.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	19

Jensen Global Quality Growth Fund
Schedule of Investments
May 31, 2020

Common Stocks - 91.60%

shares	Canada - 7.31%	value
2,400	Alimentation Couche-Tard, Inc. - Class B	$75,128
730	Canadian National Railway Co.	$62,881
		$138,009

shares	Cayman Islands - 2.73%	value
950	Tencent Holdings Ltd.	$51,448

shares	France - 1.99%	value
45	Hermes International	$37,606

shares	Germany - 3.38%	value
500	SAP SE	$63,811

shares	Ireland - 4.06%	value
380	Accenture PLC - Class A	$76,615

shares	Switzerland - 3.22%	value
560	Nestle SA	$60,803

shares	Taiwan- 3.52%	value
1,320	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	$66,436

shares	United Kingdom - 13.95%	value
3,190	Compass Group PLC	$46,763
2,200	Diageo PLC	$76,757
3,770	GlaxoSmithKline PLC	$78,086
1,150	Unilever PLC	$61,747
		$263,353

The accompanying notes are an integral part of these financial statements.

20	Jensen Global Quality Growth Fund	Annual Report

Jensen Global Quality Growth Fund
Schedule of Investments continued
May 31, 2020

shares	United States - 51.44%	value
510	3M Co.	$79,785
50	Alphabet, Inc. - Class A (a)	$71,676
170	Apple, Inc.	$54,050
240	Automatic Data Processing, Inc.	$35,158
370	Becton Dickinson and Company	$91,364
310	Broadridge Financial Solutions, Inc.	$37,541
240	Equifax, Inc.	$36,854
160	Intuit, Inc.	$46,451
520	Johnson & Johnson	$77,350
130	Mastercard, Inc. - Class A	$39,116
480	Microsoft Corp.	$87,960
590	NIKE, Inc. - Class B	$58,163
720	PepsiCo, Inc.	$94,717
1,350	Pfizer, Inc.	$51,557
370	Stryker Corp.	$72,420
310	Texas Instruments, Inc.	$36,809
		$970,971

Total Common Stocks		value
(Cost $1,619,172)		$1,729,052

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Global Quality Growth Fund	21

Jensen Global Quality Growth Fund
Schedule of Investments continued
May 31, 2020

Short-Term Investments - 8.86%

shares	United States - 8.86%	value
167,353	First American Treasury Obligations Fund - Class X, 0.099% (b)	$167,353

Total Short-Term Investments		value
(Cost $167,353)		$167,353

Total Investments		value
(Cost $1,786,525) - 100.46%		$1,896,405
Liabilities in Excess of Other Assets - (0.46)%		$(8,609)
TOTAL NET ASSETS - 100.00%		$1,887,796

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Seven day yield as of May 31, 2020.

Abbreviations:

ADR	American Depositary Receipt
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SE	Societas Europaea is a term for a European Public Limited Liability Company.

The accompanying notes are an integral part of these financial statements.

22	Jensen Global Quality Growth Fund	Annual Report

Statements of Operations
For the Period Ended May 31, 2020

Investment Income:	Jensen Quality Value Fund	Jensen Global Quality Growth Fund(1)
Dividend income	$677,845	$5,531 (2)
Interest income	26,877	13
Total Investment Income	704,722	5,544
Expenses:
Investment management fees	262,885	1,418
Legal fees	45,776	230
Federal and state registration fees	41,175	8,694
Administration fees	39,653	6,864
Transfer agent fees	33,348	5,612
Fund accounting fees	24,462	3,128
Audit and tax fees	17,499	18,492
Reports to shareholders	14,245	4,002
Chief Compliance Officer fees	14,131	2,070
Trustees’ fees	11,473	–
12b-1 fees - Class J	10,395	93
Transfer agent expenses	5,748	5,106
Shareholder servicing fees - Class I	5,347	5
Custody fees	4,326	2,213
Insurance expense	2,017	–
Other	6,473	2,944
Total expenses	538,953	60,871
Less waivers and reimbursements by Adviser (Note 4)	(199,269)	(58,882)
Net expenses	339,684	1,989

Net Investment Income	365,038	3,555

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	(20,119)	1,557
Foreign currency translations	–	(2,430)
Change in unrealized appreciation on:
Investments	1,334,611	109,880
Foreign currency translations	–	16
Net realized and unrealized gain on investments	1,314,492	109,023

Net Increase in Net Assets Resulting from Operations	$1,679,530	$112,578

(1)	The Jensen Global Quality Growth Fund commenced operations on April 15, 2020.
(2)	Net of $490 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	23

Statements of Changes in Net Assets

	Jensen Quality Value Fund
	year ended	year ended
Operations:	May 31, 2020	May 31, 2019
Net investment income	$365,038	$377,932
Net realized gain (loss) on investment transactions	(20,119)	2,295,137
Change in unrealized appreciation (depreciation) on investments	1,334,611	(1,606,452)
Net increase in net assets resulting from operations	1,679,530	1,066,617

	year ended	year ended
Capital Share Transactions:	May 31, 2020	May 31, 2019
Shares Sold - Class J	4,915,614	1,632,567
Shares Sold - Class I	5,079,121	1,619,991
Shares Sold - Class Y	38,876,802	–
Shares issued to holders in reinvestment
of dividends - Class J	180,055	91,507
Shares issued to holders in reinvestment
of dividends - Class I	1,642,893	1,862,054
Shares issued to holders in reinvestment
of dividends - Class Y	86,786	–
Shares redeemed - Class J	(1,012,678)	(1,703,845)
Shares redeemed - Class I	(40,833,685)	(1,738,543)
Shares redeemed - Class Y	(230,205)	–
Net increase in net assets from capital share transactions	8,704,703	1,763,731

	year ended	year ended
Dividends and Distributions to Shareholders:	May 31, 2020	May 31, 2019
Net dividends and distributions - Class J	(181,128)	(92,204)
Net dividends and distributions - Class I	(1,642,893)	(1,862,054)
Net dividends and distributions - Class Y	(86,786)	–
Total dividends and distributions	(1,910,807)	(1,954,258)
Increase in Net Assets	8,473,426	876,090

	year ended	year ended
Net Assets:	May 31, 2020	May 31, 2019
Beginning of year	$35,913,218	$35,037,128
End of year	$44,386,644	$35,913,218

The accompanying notes are an integral part of these financial statements.

24	Jensen Quality Value Fund	Annual Report

Statement of Changes in Net Assets

Jensen Global Quality Growth Fund
period ended
Operations:	May 31, 2020(1)
Net investment income	$3,555
Net realized gain (loss) on:
Investments	1,557
Foreign currency translations	(2,430)
Change in unrealized appreciation on:
Investments	109,880
Foreign currency translations	16
Net increase in net assets resulting from operations	112,578

period ended
Capital Share Transactions:	May 31, 2020(1)
Shares Sold - Class J	429,814
Shares Sold - Class I	210,941
Shares Sold - Class Y	1,134,766
Shares redeemed - Class J	(101)
Shares redeemed - Class I	(101)
Shares redeemed - Class Y	(101)
Net increase in net assets from capital share transactions	1,775,218
Increase in Net Assets	1,887,796

period ended
Net Assets:	May 31, 2020(1)
Beginning of period	$–
End of period	$1,887,796

(1)	The Fund commenced operations on April 15, 2020.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Global Quality Growth Fund	25

Financial Highlights
Jensen Quality Value Fund - Class J

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016
Net asset value, beginning of period	$12.24	$12.59	$12.14	$10.74	$13.29
Income from investment
operations:
Net investment income(1)	0.08	0.10	0.11	0.15	0.12
Net realized and unrealized
gain (loss) on investments	0.41	0.22	0.86	1.40	(0.89)
Total from investment operations	0.49	0.32	0.97	1.55	(0.77)
Less distributions:
Dividends from net
investment income	(0.08)	(0.10)	(0.08)	(0.15)	(0.11)
Distributions from net realized
gain on investments	(0.48)	(0.57)	(0.44)	—	(1.67)
Total distributions	(0.56)	(0.67)	(0.52)	(0.15)	(1.78)
Net asset value, end of period	$12.17	$12.24	$12.59	$12.14	$10.74
Total return	3.72%	2.89%	7.98%	14.52%	-4.86%
Supplemental data and ratios:
Net assets, end of period (000’s)	$6,569	$2,444	$2,482	$2,598	$3,172
Ratio of expenses to average
net assets
Before waivers and
reimbursements of expenses	1.57%	1.50%	1.51%	1.68%	1.63%
After waivers and
reimbursements of expenses	1.05%	1.05%	1.11%(2)	1.25%	1.25%
Ratio of net investment income
to average net assets
Before waivers and
reimbursements of expenses	0.16%	0.39%	0.50%	0.88%	0.60%
After waivers and
reimbursements of expenses	0.68%	0.84%	0.90%(2)	1.31%	0.98%
Portfolio turnover rate	36.19%	42.51%	44.29%	71.33%	92.94%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Effective September 30, 2017, the expense cap for Class J shares was decreased from 1.00% to 0.80% excluding Rule 12b-1 fees of 0.25%.

The accompanying notes are an integral part of these financial statements.

26	Jensen Quality Value Fund	Annual Report

Financial Highlights
Jensen Quality Value Fund - Class l

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016
Net asset value, beginning of period	$12.18	$12.52	$12.08	$10.69	$13.26
Income from investment
operations:
Net investment income(1)	0.12	0.13	0.14	0.16	0.13
Net realized and unrealized
gain (loss) on investments	0.39	0.23	0.85	1.40	(0.88)
Total from investment operations	0.51	0.36	0.99	1.56	(0.75)
Less distributions:
Dividends from net
investment income	(0.08)	(0.13)	(0.11)	(0.17)	(0.15)
Distributions from net realized
gain on investments	(0.48)	(0.57)	(0.44)	—	(1.67)
Total distributions	(0.56)	(0.70)	(0.55)	(0.17)	(1.82)
Net asset value, end of period	$12.13	$12.18	$12.52	$12.08	$10.69
Total return	3.88%	3.25%	8.15%	14.73%	-4.71%
Supplemental data and ratios:
Net assets, end of period (000’s)	$2,491	$33,470	$32,555	$30,550	$25,761
Ratio of expenses to average
net assets
Before waivers and
reimbursements of expenses	1.23%	1.27%	1.28%	1.46%	1.48%
After waivers and
reimbursements of expenses	0.82%	0.82%	0.91%(2)	1.10%	1.10%
Ratio of net investment income to
average net assets
Before waivers and
reimbursements of expenses	0.51%	0.62%	0.73%	1.05%	0.81%
After waivers and
reimbursements of expenses	0.92%	1.07%	1.10%(2)	1.41%	1.19%
Portfolio turnover rate	36.19%	42.51%	44.29%	71.33%	92.94%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Effective September 30, 2017, the expense cap for Class I shares was decreased from 1.00% to 0.80% excluding shareholder servicing fees of up to 0.10%.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	27

Financial Highlights
Jensen Quality Value Fund - Class Y

period ended
Per Share Data:	May 31, 2020(1)
Net asset value, beginning of period	$13.38
Income from investment operations:
Net investment income(2)	0.04
Net realized and unrealized loss on investments(3)	(1.28)
Total from investment operations	(1.24)
Less distributions:
Dividends from net investment income	(0.03)
Total distributions	(0.03)
Net asset value, end of period	$12.11
Total return(4)	-9.24%
Supplemental data and ratios:
Net assets, end of period (000’s)	$35,326
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(5)	1.52%
After waivers and reimbursements of expenses(5)	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses(5)	0.23%
After waivers and reimbursements of expenses(5)	0.95%
Portfolio turnover rate(6)	36.19%

(1)	Class Y shares commenced operations on January 15, 2020.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

The accompanying notes are an integral part of these financial statements.

28	Jensen Quality Value Fund	Annual Report

Financial Highlights
Jensen Global Quality Growth Fund - Class J

period ended
Per Share Data:	May 31, 2020(1)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income(2)	0.02
Net realized and unrealized gain on investments	0.79
Total from investment operations	0.81
Net asset value, end of period	$10.81
Total return(3)	8.10%
Supplemental data and ratios:
Net assets, end of period (000’s)	$454
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(4)	33.40%
After waivers and reimbursements of expenses(4)	1.25%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(4)	(30.52)%
After waivers and reimbursements of expenses(4)	1.63%
Portfolio turnover rate(3)	0.00%

(1)	Class J shares commenced operations on April 15, 2020.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Global Quality Growth Fund	29

Financial Highlights
Jensen Global Quality Growth Fund - Class I

period ended
Per Share Data:	May 31, 2020(1)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income(2)	0.02
Net realized and unrealized gain on investments	0.79
Total from investment operations	0.81
Net asset value, end of period	$10.81
Total return(3)	8.10%
Supplemental data and ratios:
Net assets, end of period (000’s)	$227
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(4)	33.49%
After waivers and reimbursements of expenses(4)	1.02%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(4)	(30.60)%
After waivers and reimbursements of expenses(4)	1.87%
Portfolio turnover rate(3)	0.00%

(1)	Class I shares commenced operations on April 15, 2020.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

30	Jensen Global Quality Growth Fund	Annual Report

Financial Highlights
Jensen Global Quality Growth Fund - Class Y

period ended
Per Share Data:	May 31, 2020(1)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income(2)	0.03
Net realized and unrealized gain on investments	0.78
Total from investment operations	0.81
Net asset value, end of period	$10.81
Total return(3)	8.10%
Supplemental data and ratios:
Net assets, end of period (000’s)	$1,206
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(4)	32.29%
After waivers and reimbursements of expenses(4)	1.00%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(4)	(29.29)%
After waivers and reimbursements of expenses(4)	2.00%
Portfolio turnover rate(3)	0.00%

(1)	Class Y shares commenced operations on April 15, 2020.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Global Quality Growth Fund	31

Notes to Financial Statements
May 31, 2020

1. Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Jensen Quality Value Fund, formerly known as the Jensen Value Fund, and the Jensen Global Quality Growth Fund (each, a “Fund” and together the “Funds”), each represent a distinct diversified series with its own investment objective and policies within the Trust. The investment objective of the Jensen Quality Value Fund and the Jensen Global Quality Growth Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Class J and Class I shares of the Jensen Quality Value Fund became effective and commenced operations on March 31, 2010. The Class Y shares of the Jensen Quality Value Fund became effective and commenced operations on January 15, 2020. The Jensen Global Quality Growth Fund commenced investment operations on April 15, 2020 for Class J, Class I, and Class Y shares. Class J shares are subject to a 0.25% distribution (Rule 12b-1) and shareholder servicing fee and Class I shares are subject to a shareholder servicing fee of up to 0.10%. Each class of shares has identical rights and privileges except with respect to the distribution (Rule 12b-1) and shareholder servicing fees, and voting rights on matters affecting a single share class. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Jensen Investment Management, Inc. (the “Adviser”), the Funds’ investment adviser.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services–Investment Companies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation – Each equity security owned by the Funds that is listed on a securities exchange, except those listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at (i) the mean between the most recent quoted bid and asked prices at the close of the exchange or (ii) the latest sales price on the Composite Market

32	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

for the day such security is being valued. “Composite Market“ means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets, as published by an approved independent pricing service (“Pricing Service”).

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time a Fund calculates its net asset value (“NAV”), whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by a Pricing Service or reporting agency. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Foreign securities are traded on foreign exchanges which typically close before the close of business on each day on which the NYSE is open. Each security trading on these exchanges may be valued utilizing a systematic fair valuation model provided by a Pricing Service. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close and are classified as Level 2 securities. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value, as described below. Any discount or premium is accreted or amortized using the constant yield method until maturity.

Redeemable securities issued by open-end, registered investment companies are valued at the NAV of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined. Money market mutual funds are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	33

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 –	Quoted prices in active markets for identical securities.
●	Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
●	Level 3 –	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2020:

Jensen Quality Value Fund	Level 1	Level 2	Level 3	Total
Common Stock(1)	$42,383,400	$—	$—	$42,383,400
Short-Term Investments	1,904,021	—	—	1,904,021
Total Investments	$44,287,421	$—	$—	$44,287,421

Jensen Global Quality Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock(1)	$1,252,031	$477,021	$—	$1,729,052
Short-Term Investments	167,353	—	—	167,353
Total Investments	$1,419,384	$477,021	$—	$1,896,405

(1)	For further information regarding security characteristics, please see the Schedules of Investments.

The Funds did not hold any investments during the period ended May 31, 2020 with significant unobservable inputs which would be classified as Level 3. The Funds did not hold financial derivative instruments during the period ended May 31, 2020.

(b) Foreign Securities and Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from the changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales

34	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c) Federal Income Taxes – The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the period ended May 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statements of Operations. During the period ended May 31, 2020, the Funds did not incur any interest or penalties. The Funds have no examinations in progress. The Funds are also not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders – The Funds will declare and distribute any net investment income quarterly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	35

(e) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Share Valuation – The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

(g) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution (12b-1) and shareholder servicing fees are expensed at 0.25% of average daily net assets of Class J shares. Shareholder servicing fees are expensed at up to 0.10% of the average daily net assets of Class I shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h) Other – Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Witholding taxes on foreign dividends, net of any reclaims, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

3. Federal Tax Matters

The tax character of distributions paid during the years ended May 31, 2020 and May 31, 2019 for the Jensen Quality Value Fund were as follows:

	May 31, 2020	May 31, 2019
Ordinary Income	$337,802	$913,744
Long-Term Capital Gain	$1,573,005	$1,040,514

There were no distributions paid during the period ended May 31, 2020 for the Jensen Global Quality Growth Fund.

36	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

The components of accumulated earnings on a tax basis as of May 31, 2020 were as follows:

	Jensen Quality	Jensen Global
	Value Fund	Quality Growth Fund
Cost basis of investments for federal income tax purposes	$41,528,721	$1,786,525
Gross tax unrealized appreciation	$5,283,741	$117,589
Gross tax unrealized depreciation	(2,525,041)	(7,693)
Net tax unrealized appreciation	2,758,700	109,896
Undistributed ordinary income	50,234	2,682
Undistributed long-term capital gain	—	—
Distributable earnings	50,234	2,682
Other accumulated losses	(592,084)	—
Total distributable earnings	$2,216,850	$112,578

The difference between book basis and tax basis of investments is primarily attributable to the deferral of losses on wash sales.

At May 31, 2020, the Jensen Quality Value Fund deferred, on a tax basis, post-October losses of $592,084.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent difference relates to tax equalization.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Jensen Quality	Jensen Global
	Value Fund	Quality Growth Fund
Total Distributable Earnings	$(25,258)	$—
Paid-in Capital	$25,258	$—

4. Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.65% and 0.75% of the Funds’ average daily net assets for the Jensen Quality Value Fund and Jensen Global Quality Growth Fund, respectively.

The Adviser has contractually agreed to waive its management fee and/or reimburse a Fund’s other expenses at least through the expiration dates listed below, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	37

with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed the expense limitation caps listed below of each Fund’s average daily net assets.

	Expiration Date	Expense Limitation Cap
Jensen Quality Value Fund	January 15, 2021	0.80%
Jensen Global Quality Growth Fund	April 15, 2022	1.00%

For the year ended May 31, 2020, expenses of $21,426, $108,320 and $69,523 were waived or reimbursed by the Adviser for Class J, Class I and Class Y shares, respectively for the Jensen Quality Value Fund. For the period ended May 31, 2020, expenses of $11,852, $8,581 and $38,449 were waived or reimbursed by the Adviser for Class J, Class I and Class Y shares, respectively for the Jensen Global Quality Growth Fund. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement. During the year ended May 31, 2020, $115,647 of previously waived expenses subject to recovery expired.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring during the fiscal period ending:

	Jensen Quality Value Fund	Jensen Global Quality Growth Fund
May 31, 2021	$131,227	$—
May 31, 2022	$162,498	$—
May 31, 2023	$199,269	$58,882

5. Distribution and Shareholder Servicing Plan

The Trust adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor” or “Quasar”), the Funds’ distributor and principal underwriter, a distribution fee of 0.25% of a Fund’s average daily net assets attributable to Class J shares for services to Class J shareholders and distribution of Class J shares. The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”), on behalf of the Funds, which authorizes it to pay up to 0.10% of a Fund’s average daily net assets attributable to Class I shares to other financial institutions for shareholder servicing and maintenance of Class I shareholder accounts. The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor was an affiliate of Fund Services and U.S. Bank through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp. As a result of the acquisition, Quasar

38	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Trust has approved a new Distribution Agreement to enable Quasar to continue serving as the Funds’ distributor. Fees incurred for the period ended May 31, 2020, and owed as of May 31, 2020 are summarized below. The fees owed to the Distributor are included within accrued expenses and other liabilities on the Statement of Assets and Liabilities.

12b-1 Plan	Incurred	Owed
Jensen Quality Value Fund	10,395	1,341
Jensen Global Quality Growth Fund	93	93

Shareholder Servicing	Incurred	Owed
Jensen Quality Value Fund	5,347	1,308
Jensen Global Quality Growth Fund	5	5

6. Related Party Transactions

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred for the period ended May 31, 2020, and owed as of May 31, 2020 are as follows:

	Incurred	Owed
Jensen Quality Value Fund	39,653	4,519
Jensen Global Quality Growth Fund	6,864	6,864

Fund Services also serves as the fund accountant and transfer agent to the Funds. U.S. Bank National Association (“US Bank”), an affiliate of Fund Services, serves as the Funds’ custodian. Fees incurred for the period ended May 31, 2020 and owed as of May 31, 2020 for fund accounting, transfer agency, and custody fees are as follows:

Fund Accounting	Incurred	Owed
Jensen Quality Value Fund	24,462	3,914
Jensen Global Quality Growth Fund	3,128	3,128

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	39

Transfer Agency	Incurred	Owed
Jensen Quality Value Fund	39,096	8,544
Jensen Global Quality Growth Fund	10,718	10,718

Custody	Incurred	Owed
Jensen Quality Value Fund	4,326	361
Jensen Global Quality Growth Fund	2,213	2,213

The Jensen Quality Value Fund has a line of credit with US Bank (see Note 10).

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the period ended May 31, 2020, and owed as of May 31, 2020 is as follows:

	Incurred	Owed
Jensen Quality Value Fund	14,131	2,496
Jensen Global Quality Growth Fund	2,070	2,070

7. Capital Share Transactions

Transactions in shares of the Funds were as follows:

Jensen Quality Value Fund

	year ended	year ended
Class J	May 31, 2020	May 31, 2019
Shares sold	406,959	126,127
Shares issued in reinvestment of dividends	13,720	7,823
Shares redeemed	(80,413)	(131,558)
Net increase	340,266	2,392

	year ended	year ended
Class I	May 31, 2020	May 31, 2019
Shares sold	412,126	130,270
Shares issued in reinvestment of dividends	125,017	160,022
Shares redeemed	(3,080,565)	(141,443)
Net increase (decrease)	(2,543,422)	148,849

40	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

period ended
Class Y	May 31, 2020(1)
Shares sold	2,931,198
Shares issued in reinvestment of dividends	8,058
Shares redeemed	(21,410)
Net increase	2,917,846

(1)	Class Y shares commenced operations January 15, 2020.

Jensen Global Quality Growth Fund

period ended
Class J	May 31, 2020(2)
Shares sold	42,026
Shares issued in reinvestment of dividends	0
Shares redeemed	(10)
Net increase	42,016

period ended
Class I	May 31, 2020(2)
Shares sold	21,050
Shares issued in reinvestment of dividends	0
Shares redeemed	(10)
Net increase	21,040

period ended
Class Y	May 31, 2020(2)
Shares sold	111,588
Shares issued in reinvestment of dividends	0
Shares redeemed	(10)
Net increase	111,578

(2)	The Jensen Global Quality Growth Fund commenced operations April 15, 2020.

8. Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the period ended May 31, 2020 are summarized below. For the period ended May 31, 2020, there were no purchases or sales of U.S. government securities for the Funds.

	Purchases	Sales
Jensen Quality Value Fund	21,029,241	13,964,968
Jensen Global Quality Growth Fund	1,619,172	—

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	41

9. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. At May 31, 2020, the following shareholders held over 25% of a Fund’s shares outstanding:

Jensen Quality Value Fund

Class J
Charles Schwab & Co. Inc.	37.36%

Class I
Charles Schwab & Co. Inc.	50.89%
TD Ameritrade, Inc.	32.49%

Class Y
Pershing, LLC	93.22%

Jensen Global Quality Growth Fund

Class J
Eric H. Schoenstein & Kelly K. Douglas	47.60%
Charles Schwab & Co. Inc.	29.92%

Class I
Eric H. Schoenstein & Kelly K. Douglas	95.06%

Class Y
Charles Schwab & Co. Inc.	39.91%
Pershing, LLC	28.72%

10. Line of Credit

At May 31, 2020, the Jensen Quality Value Fund had a line of credit of the lesser of $3,000,000 or 33% of the fair value of unencumbered assets of the Fund, which matures on August 8, 2020. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, US Bank. For the year ended May 31, 2020, the interest rate under the lines of credit was 5.50% from June 1, 2019 through July 31, 2019, 5.25% from August 1, 2019 through September 18, 2019, 5.00% from September 19, 2019 through October 30, 2019, 4.75% from October 31, 2019 through March 3, 2020, 4.25% from March 4, 2020 through March 15, 2020, and 3.25% thereafter.

42	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

The following table provides information regarding usage of the line of credit for the year ended May 31, 2020 for the Jensen Quality Value Fund. The Jensen Quality Value Fund did not have an outstanding balance on the line of credit as of May 31, 2020.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilitized	Borrowing	Expense*	Borrowing	Borrowing
Jensen Quality Value Fund	3	$1,104,667	$391	$1,137,000	3/9/2020

*	Interest expense is reported within Other Expenses on the Statement of Operations.

The Jensen Global Quality Growth Fund does not have a line of credit.

11. Recent Market Events

U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In particular, the spread of COVID-19 worldwide has resulted in disruptions to supply chains and customer activity, stress on the global healthcare system, temporary and permanent layoffs in the private sector and rising unemployment claims, reduced consumer spending, quarantines, cancellations, market declines, the closing of borders, restrictions on travel and widespread concern and uncertainty, all of which may lead to a substantial economic downturn or recession in the U.S. and global economies. The recovery from the effects of COVID-19 is uncertain and may last for an extended period of time. These developments as well as other events, such as the upcoming U.S. presidential election, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. In addition, the Funds may face challenges with respect to their day-to-day operations if key personnel of the Adviser or other service providers are unavailable due to quarantines and restrictions on travel related to COVID-19. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

12. Subsequent Events

On June 12, 2020, the following distributions were declared and paid from ordinary income to shareholders of record as of June 11, 2020:

	Class J	Class I	Class Y
Jensen Quality Value Fund	10,000	4,768	66,736
Jensen Global Quality Growth Fund	381	367	4,039

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	43

Expense Example – May 31, 2020 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including investment management fees, distribution (12b-1) fees (Class J only) and shareholder servicing fees (Class I only), and other Fund expenses, which are indirectly paid by shareholders. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period referenced in each table.

Actual Expenses

The first lines of the tables below for each share class of the Funds provide information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the tables below for each share class of the Funds provide information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Funds and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Funds, may be charged by other funds. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

44	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Expense Example Tables (Unaudited)

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	December 1, 2019 –
Jensen Quality Value Fund – Class J	December 1, 2019	May 31, 2020	May 31, 2020
Actual	$1,000.00	$933.60	$5.08
Hypothetical (5% return before expenses)	1,000.00	1,019.75	5.30

*	Expenses are equal to Class J’s annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	December 1, 2019 –
Jensen Quality Value Fund – Class I	December 1, 2019	May 31, 2020	May 31, 2020
Actual	$1,000.00	$934.40	$3.97
Hypothetical (5% return before expenses)	1,000.00	1,020.90	4.14

*	Expenses are equal to Class I’s annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	January 15, 2020 –
Jensen Quality Value Fund – Class Y	January 15, 2020	May 31, 2020	May 31, 2020
Actual	$1,000.00	$907.60	$2.88
Hypothetical (5% return before expenses)	1,000.00	1,015.84	3.04

*	Expenses are equal to Class Y’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 138/366 to reflect the period.

			Expenses Paid
	Beginning	Ending	During Period*
Jensen Global Quality Growth Fund –	Account Value	Account Value	April 15, 2020 –
Class J	April 15, 2020	May 31, 2020	May 31, 2020
Actual	$1,000.00	$1,081.00	$1.67
Hypothetical (5% return before expenses)	1,000.00	1,004.82	1.61

*	Expenses are equal to Class J’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 47/366 to reflect the period.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	45

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 15, 2020 –
Jensen Global Quality Growth Fund – Class I	April 15, 2020	May 31, 2020	May 31, 2020
Actual	$1,000.00	$1,081.00	$1.36
Hypothetical (5% return before expenses)	1,000.00	1,005.11	1.31

*	Expenses are equal to Class I’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 47/366 to reflect the period.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 15, 2020 –
Jensen Global Quality Growth Fund – Class Y	April 15, 2020	May 31, 2020	May 31, 2020
Actual	$1,000.00	$1,081.00	$1.34
Hypothetical (5% return before expenses)	1,000.00	1,005.14	1.29

*	Expenses are equal to Class Y’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 47/366 to reflect the period.

1. Shareholder Notification of Federal Tax Status

The Jensen Quality Value Fund designated 100.00% of dividends declared during the fiscal year ended May 31, 2020 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Jensen Quality Value Fund designated 100.00% of dividends declared from net investment income during the fiscal year ended May 31, 2020 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Jensen Quality Value Fund designated 0.00% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the year ended May 31, 2020.

Additional Information Applicable to Foreign Shareholders Only:

The Jensen Quality Value Fund designated 0.00% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

2. Availability of Proxy Voting Information

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 800-992-4144. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

46	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 800-992-4144, or by accessing the SEC’s website at http://www.sec.gov.

3. Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Funds’ Form N-PORT reports on the SEC’s website at http://www.sec.gov.

4. Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Funds toll-free at 800-992-4144 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Jensen Global Quality Growth Fund and Jensen Quality Value Fund and Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Jensen Global Quality Growth Fund and Jensen Quality Value Fund (the “Funds”), each a series of Trust for Professional Managers, as of May 31, 2020, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period April 15, 2020 (commencement of operations) through May 31, 2020, for Jensen Global Quality Growth Fund, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended for Jensen Quality Value Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2020, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 29, 2020

48	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on October 23, 2019 to consider the initial approval of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Jensen Global Quality Growth Fund (the “Fund”), a series of the Trust, and Jensen Investment Management, Inc., the Fund’s investment adviser (the “Adviser”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement, including a memorandum provided by the Fund’s legal counsel, which outlined the Trustees’ responsibilities in considering the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, information regarding the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, biographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.

Based on their evaluation of information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Agreement for an initial term ending two years following the Fund’s commencement of operations pursuant to an effective registration statement.

Discussion of Factors Considered

In considering the approval of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. Nature, Extent and Quality of Services to be Provided to the Fund

The Trustees considered the nature, extent and quality of services that would be provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Eric H. Schoenstein, Robert D. McIver, Kurt M. Havnaer, Allen T. Bond, Kevin J. Walkush and Adam D. Calamar, the Fund’s proposed portfolio managers, and other key personnel at the Adviser who would be involved in the day-to-day activities of the Fund. The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its commitment to the growth of Fund assets. The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of the Adviser.

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The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2. Investment Performance of the Fund and the Adviser

In assessing the portfolio management services to be provided by the Adviser, the Trustees noted Mr. Schoenstein’s presentation at the July 22, 2019 meeting, during which he provided information concerning Jensen’s process for identifying and selecting potential investments for the Fund. The Trustees noted the Adviser did not manage any other accounts with the same or similar investment strategies as the Fund. After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from the Adviser’s management.

3. Costs of Services Provided and Profits to be Realized by the Adviser

The Trustees considered the cost of services and the structure of the Adviser’s proposed management fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees also considered the cost structure of the Fund relative to a peer group of U.S. open-end world large stock funds in the Fund’s proposed Morningstar category as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).

The Trustees noted that the Fund’s proposed contractual management fee of 0.75% was below its Morningstar Peer Group average of 0.77%. The Trustees further noted that the Adviser had agreed to waive its management fee and/or reimburse fund expenses for at least a two-year period, so that the Fund’s total annual fund operating expenses do not exceed 1.00% of the Fund’s average annual assets, which was slightly above the Morningstar Peer Group average of 0.99%.

The Trustees also considered the overall profitability that may result from the Adviser’s management of the Fund reviewing the Adviser’s financial information. The Trustees also examined the level of profits that could be realized by the Adviser from the fees payable under the Agreement and the expense subsidization anticipated by the Adviser.

The Trustees concluded that the Fund’s estimated expenses and the proposed management fees to be paid to the Adviser were fair and reasonable in light of the comparative expense information and the investment management services to be provided to the Fund by the Adviser. The Trustees further concluded, based on a pro forma profitability analysis prepared by the Adviser, that the Fund would not be profitable to the Adviser in the short-term, but the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite the anticipated subsidization of the Fund’s operations.

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4. Extent of Economies of Scale as the Fund Grows

The Trustees compared the Fund’s estimated expenses relative to its Morningstar Peer Group and discussed economies of scale. The Trustees reviewed proposed fee waivers and expense reimbursements by the Adviser with respect to the Fund. The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would be reviewed on a regular basis. With respect to the Adviser’s fee structure, the Trustees concluded that the potential economies of scale with respect to the Fund were acceptable.

5. Benefits to be Derived from the Relationship with the Fund

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

Conclusions

The Trustees considered all of the foregoing factors. In considering the approval of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreement for an initial two-year term as being in the best interests of the Fund and its shareholders.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	51

Statement Regarding Liquidity Risk Management Program - Jensen Quality Value Fund
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Jensen Investment Management, Inc. (“Jensen”), the investment adviser to the Jensen Quality Value Fund (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved Jensen as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Liquidity Risk Management Program Committee. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On April 23, 2020, the Board reviewed the Program Administrator’s written annual report for the period January 1, 2019 through December 31, 2019 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third party vendor, to provide portfolio investment classification services, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

52	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

●	information we receive about you on applications or other forms;

●	information you give us orally; and

●	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information About Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-992-4144.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	53

Independent Trustees (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	20	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Chair, Department of Accounting (2004-2017), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	20	Pilot, Frontier/ Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	20	Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).	Independent Trustee, Gottex Trust (an open-end investment company) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi- Alternatives fund complex (three closed-end investment companies) (2010-2015).

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Interested Trustee and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	20	President (2017-present), Chief Operating Officer (2016-present), Executive Vice President (1994-2017), U.S. Bancorp Fund Services, LLC.	Trustee; USA Mutuals (an open-end investment company) (2001-2018); Trustee, Buffalo Funds (an open-end investment company) (2003-2017).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2017	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2017-present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016-November 2016), Assistant CCO and Senior Legal Counsel (January 2016-April 2016), Senior Legal and Compliance Counsel (2013-2015), Heartland Advisors, Inc.	N/A

Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018- 2019); Counsel, Drinker Biddle & Reath LLP (2016-2018); Counsel, Huntington Bancshares, Inc. (2011-2015).	N/A

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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A

*	Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

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JN-ANNUALQV

Jensen Quality Value Fund Jensen Global Quality Growth Fund
Class J Shares	Class I Shares	Class Y Shares

Investment Adviser
Jensen Investment Management, Inc.
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor
Quasar Distributors, LLC
111 East Kilborn Avenue
Suite 2200
Milwaukee, WI 53202

jenseninvestment.com

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2020(1)	FYE 5/31/2019(2)
Audit Fees	$30,000	$14,500
Audit-Related Fees	$500	$0
Tax Fees	$5,500	$2,500
All Other Fees	$0	$0

(1)	Cost related to Jensen Global Quality Growth Fund and Jensen Quality Value Fund.
(2)	Cost related to Jensen Quality Value Fund.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

1

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2020	FYE 5/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2020	FYE 5/31/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$31,900	$24,000

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

2

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. A copy of the registrant’s Code of Ethics is filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	7/28/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	7/28/2020

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	7/28/2020

* Print the name and title of each signing officer under his or her signature.

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